                                                                    EXHIBIT 10.2


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                          CONVERTIBLE PROMISSORY NOTE

                                 Dallas, Texas


$5,000,000                                                     October 28, 2001

     1.   Obligation. Transilica Inc., a California corporation ("Borrower"),
          ----------
hereby promises to pay to the order of Microtune, Inc., a Delaware corporation ("Lender"), on the Maturity Date at such place as Lender may direct, the aggregate principal amount equal to the aggregate unpaid principal amount of all Advances plus accrued interest on all Advances made by the Lender to the Borrower in payments pursuant to the certain Credit Agreement of even date herewith between the Lender and the Borrower (as amended, modified or supplemented from time to time, the "Credit Agreement"). The holder of this Convertible Promissory Note (this "Note") is authorized to record the date and amount of each Advance made by the Lender pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof on the schedule annexed hereto (the "Note Schedule") and made a part hereof and any continuation of such Note Schedule under the terms of this Note. This instrument is the "Note" referred to in and contemplated by the Credit Agreement. The unpaid principal sum shall bear interest at an annual compounded rate of eight percent (8%) compounding monthly until paid or converted pursuant to Section 5
                                                                     ---------
below. If any payment of principal or interest under this Note becomes due and payable on a day on which banks located in the State of Texas or the State of California are closed due to a State or federal holiday, then the maturity of such payment will be extended to the next succeeding business day, and with respect to the payment of principal and interest thereon will be payable at the rate set forth herein during the period of such extension. Capitalized terms not defined herein shall have the meanings ascribed to them in the Credit Agreement or that certain Agreement and Plan of Merger and Reorganization by and among Lender, Micro Acquisition, Inc., a California corporation and Borrower of even date herewith (the "Merger Agreement").

     2.   Payment. This Note may not be prepaid by Borrower in whole or in part
          -------
without the consent of Lender. All payments will be made either (a) in lawful tender of the United States, or (b) by conversion pursuant to Section 5 hereof, and will be applied (i) first, to the payment of accrued interest and (ii) second, (to the extent that the amount of such payment exceeds the amount of all such accrued interest), to the payment of principal.

     3.   Default. Borrower will be deemed to be in default under this Note if
          -------
an Event of Default exists under the Credit Agreement.

     4.   Remedies On Default; Acceleration. Upon any default, Lender may
          ---------------------------------
pursue, in addition to its rights and remedies under this Note, any legal or equitable remedies that are available to Lender, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

     5.   Conversion.
          ----------

          5.1  Automatic Conversion. In the event that the Merger Agreement is
               --------------------
terminated, all of the unpaid principal, and all accrued and unpaid interest thereon, of this Note shall be converted immediately and automatically into the number of shares of the Borrower's Series B Preferred Stock as is obtained by dividing (X) the unpaid principal amount, plus all accrued and unpaid interest, of this Note, by (Y) the lowest price per share of the Series B Preferred Stock issued by the Borrower (calculated to include any effective reductions in the price per share of the Series B Preferred Stock due to the issuance of warrants or the discounted conversion of debt securities of the Borrower).

          5.2  Fractional Shares. No fractional shares shall be issuable upon
               -----------------
conversion of this Note, but cash shall be paid to holder by Borrower with respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note for conversion.

     6.   Representations and Warranties of Lender. In connection with its
          ----------------------------------------
receipt of this Note, Lender represents and warrants to Borrower as follows:

          6.1  Purchase for Own Account for Investment. Lender is acquiring this
               ---------------------------------------
Note, and upon conversion of this Note will acquire shares of Borrower's equity securities (collectively, the "Restricted Securities"), for Lender's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of any Restricted Securities within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Lender has no present intention of selling or otherwise disposing of all or any portion of the Restricted Securities and no one other than Lender has, or is intended at this time to have, any beneficial ownership of any of the Restricted Securities.

          6.2  Lender's Qualifications. By reason of Lender's business or
               -----------------------
financial experience, Lender is capable of evaluating the merits and risks of this investment, has the ability to protect Lender's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          6.3  Compliance with Securities Laws. Lender understands and
               -------------------------------
acknowledges that, in reliance upon the representations and warranties made by Lender herein, the Restricted Securities are not being registered with the Securities and Exchange Commission under the 1933 Act or any applicable states' securities laws (collectively, the "Corporate Securities Law"), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and applicable state securities laws which impose certain restrictions on Lender's ability to transfer the Restricted Securities.

          6.4  Restrictions on Transfer. Lender understands that Lender may not
               ------------------------
transfer any Restricted Securities unless such Restricted Securities are registered under the 1933 Act or qualified under the Corporate Securities Law or unless, in the opinion of counsel reasonably acceptable to Borrower, exemptions from such registration and qualification requirements of the 1933 Act and applicable state securities laws which impose certain restrictions on Lender's ability to transfer the Restricted Securities exist for such transfer.

          6.5  Rule 144. In addition, Lender has been advised that Rule 144
               --------
promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Restricted Securities and, in any event, requires that the Restricted Securities be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. If Lender is an "affiliate" of Borrower, Lender understands that Rule 144 may indefinitely restrict transfer of the Restricted Securities so long as Lender remains an "affiliate" of Borrower and "current public information" (as such terms are defined in Rule 144) about Borrower is not publicly available.

     7.   General Provisions.
          ------------------

          7.1  Governing Law. This Note shall be governed by and construed under
               -------------
the laws of the State of Texas as applied to agreements among Texas residents, made and to be performed entirely within the State of Texas.

          7.2  Severability; Headings. The invalidity or unenforceability of any
               ----------------------
term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

          7.3  Assignment. This Note is transferable or assignable by holder
               ----------
provided that such transfer or assignment is made in compliance with all applicable state and federal securities laws. Any reference to holder herein will be deemed to refer to any subsequent transferee of this Note at such time as such transferee holds this Note.


             [The remainder of this page is intentionally blank.]

     IN WITNESS WHEREOF, the parties have executed this Note as of the date and year first above written.


                                   BORROWER:

                                   Transilica Inc.



                                        By: /s/ Hock Law
                                           -------------------------------------
                                           Hock Law, Chief Executive Officer





                                   LENDER:

                                   Microtune, Inc.



                                        By: /s/ Douglas J. Bartek
                                           ------------------------------------
                                           Douglas J. Bartek, Chief Executive
                                             Officer

                                 Note Schedule
                      Advances and Payments of Principal



                       Amount of                Amount of            Principal Balance
                       Principal                Principal                 of Loan                  Notation
    Date               Advanced                  Repaid                                            Made By
------------  ---------------------------  -------------------  -------------------------  ---------------------


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

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